Exhibit 10.14

Dated 24 April 2015

PLATON MARINE LLC

REA MARINE LLC

KRONOS MARINE LLC

SOCRATES MARINE LLC

as joint and several Borrowers

and

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1

as Lenders

and

ABN AMRO BANK N.V.

as Agent and Security Agent

and

POSEIDON CONTAINERS HOLDINGS LLC

as Guarantor

SECOND SUPPLEMENTAL AGREEMENT

relating to a Loan Agreement dated 29 November 2011

(as amended and supplemented by a first supplemental letter dated 30 July 2014 and a supplemental and release agreement dated 15 January 2015)

Index

Clause		Page
1	Interpretation	2
2	Agreement of the Finance Parties	5
3	Conditions Precedent and Conditions Subsequent	5
4	Representations and Warranties	8
5	Amendments to Loan Agreement	8
6	Further Assurances	11
7	Expenses	12
8	Notices	12
9	Miscellaneous	12
10	Law and Jurisdiction	13
Execution Page		14
Schedule 1 Lenders		17
Schedule 2 Form of Effective Date Notice		18

THIS SECOND SUPPLEMENTAL AGREEMENT is made on 24 April 2015

PARTIES

(1)	PLATON MARINE LLC, REA MARINE LLC, KRONOS MARINE LLC and SOCRATES MARINE LLC, each a limited liability company formed and existing under the laws of the Republic of the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 as joint and several borrowers (the “Borrowers” and, in the singular, means any of them);

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1, each acting through its office at the address indicated against its name in Schedule 1 (together, the “Lenders” and each a “Lender”);

(3)	ABN AMRO BANK N.V., whose registered address is at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands, acting as agent through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands (the “Agent”);

(4)	ABN AMRO BANK N.V., whose registered address is at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands, acting as security agent through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands (the “Security Agent”);

(5)	POSEIDON CONTAINERS HOLDINGS LLC, a limited liability company formed and existing under the laws of the Republic of the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 as guarantor (the “Guarantor”).

BACKGROUND

(A)	By a loan agreement dated 29 November 2011 (as amended and supplemented by a supplemental letter dated 30 July 2014 and a supplemental and release agreement dated 15 January 2015 and as may be further amended and supplemented from time to time, the “Loan Agreement”) made between (i) the Borrowers, (ii) the Lenders, (iii) the Agent and (ii) the Security Agent, the Lenders agreed to advance to the Borrowers an aggregate amount of (originally) up to US$91,371,000 upon the terms and conditions therein contained of which US$29,250,488 is outstanding by way of principal as at the date hereof.

(B)	By a loan agreement dated 17 December 2014 (as amended and restated by an amending and restating agreement dated 24 April 2015, the “Collateral Loan Agreement”) and made between (i) Tasman Marine LLC, Hudson Marine LLC, Drake Marine LLC, Mercator Marine LLC and Barentsz Marine LLC as joint and several borrowers (the “Tasman Collateral Owners”), (ii) the banks and financial institutions listed in schedule 1 thereto as lenders (the “Tasman Lenders”) and (iii) ABN AMRO Bank N.V. as agent, arranger, swap bank and security trustee, the Tasman Lenders agreed to make available to the Tasman Collateral Owners an aggregate amount of (originally) up to US$62,500,000 upon the terms and conditions therein contained.

(C)	The Borrowers have requested that the Finance Parties agree to the execution and (where relevant) registration of the Third Priority Vessel Security Documents (as such term is defined in Clause 1.2 below) as additional security for the obligations of the Tasman Collateral Owners under the Collateral Loan Agreement and any other finance document entered into pursuant to the Collateral Loan Agreement in consideration of the Tasman Collateral Owners executing and (where required) register the Tasman Collateral Security Documents (as such term is defined in Clause 1.2 below) in favour of the Security Agent to further secure the Borrowers’ obligations under the Loan Agreement and the other Finance Documents.

(D)	This Agreement sets out the terms and conditions upon which the Agent shall give its consent to the Borrowers’ request referred to in Recital (C) as well as the Lenders to continue to make available the loan facility under the Loan Agreement including, without limitation, each of the Tasman Collateral Owners granting their respective Tasman Collateral Guarantee and the other relevant Tasman Collateral Security Documents, each in favour of the Security Agent to secure the Borrowers’ obligations under the Loan Agreement and the other Finance Documents.

OPERATIVE PROVISIONS

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Agreement (including the recitals) unless the context otherwise requires.

1.2	Definitions

In this Agreement, unless the contrary intention appears:

“Agreed Form” means, in relation to any document, that document in the form approved in writing by the Agent.

“Barentsz” means Barentsz Marine LLC, a limited liability company formed in the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Islands, MH96960, Majuro, Marshall Islands.

“Barentsz Vessel” means the 2000-built container vessel of 5,468 TEU currently registered in the ownership of Bank of Scotland Structured Asset Finance Limited with IMO No. 9189366 under Bahamas flag with the name “NEDLLOYD BARENTSZ” which is to be purchased by Barentsz and upon delivery to be registered in its ownership under an Approved Flag (as such term is defined in the Collateral Loan Agreement) with the name “MARCO R”.

“Delivery Date” means, in relation to the Hudson Vessel, the Barentsz Vessel and the Drake Vessel, the day on which title and possession of that Tasman Collateral Vessel is transferred to the Tasman Collateral Owner who will be the owner thereof pursuant to the terms of the sale agreement relative to that Tasman Collateral Vessel.

“Drake” means Drake Marine LLC, a limited liability company formed in the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Islands, MH96960, Majuro, Marshall Islands.

“Drake Vessel” means the 2000-built container vessel of 5,468 TEU currently registered in the ownership of Bank of Scotland Structured Asset Finance Limited with IMO No. 9189500 under UK flag with the name “NEDLLOYD DRAKE” which is to be purchased by Drake and upon delivery to be registered in its ownership under an Approved Flag (as such term is defined in the Collateral Loan Agreement) with the name “IAN H”.

“Effective Date” means the date on which the Agent confirms to the Borrowers in writing substantially in the form set out in Schedule 2 that all the conditions precedent in Clause 3.1 have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default or a Default shall have occurred.

“Hudson” means Hudson Marine LLC, a limited liability company formed in the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Islands, MH96960, Majuro, Marshall Islands.

“Hudson Vessel” means the 2000-built container vessel of 5,468 TEU currently registered in the ownership of Bank of Scotland Structured Asset Finance Limited with IMO No. 9189354 under UK flag with the name “NEDLLOYD HUDSON” which is to be purchased by Hudson and upon delivery to be registered in its ownership under an Approved Flag (as such term is defined in the Collateral Loan Agreement) with the name “DIMITRIS Y”.

“Intercreditor Agreement” means the intercreditor agreement made or to be made between (inter alia) the Security Agent, the Zeus Lender and the Tasman Security Agent in the Agreed Form.

“Mercator” means Mercator Marine LLC, a limited liability company formed in the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Islands, MH96960, Majuro, Marshall Islands.

“Mercator Vessel” means the 2000-built container vessel of 5,468 TEU registered in the ownership of Mercator with IMO No. 9189495 under the Liberian flag with the name “FLEUR”.

“Security Parties” means, together, the Borrowers, the Guarantor, the Pledgor, the Managers, the Collateral Owner, the Tasman Collateral Owners and any other person who may at any time during the Facility Period be liable for, or provide security for, all or part of the Indebtedness, and ‘Security Party’ means any one of them.

“Tasman” means Tasman Marine LLC, a limited liability company formed in the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Islands, MH96960, Majuro, Marshall Islands.

“Tasman Collateral Assignments” means, in respect of each Tasman Collateral Vessel, a second priority deed of assignment of, inter alia, the Insurances, Earnings and Requisition Compensation in respect of the Tasman Collateral Vessels in favour of the Security Agent, in the Agreed Form, and “Tasman Collateral Assignment” means any of them.

“Tasman Collateral Charter Assignments” means, in respect of each Tasman Collateral Vessel, a second priority deed of assignment of each Charter relative to that Tasman Collateral Vessel in favour of the Security Agent, in the Agreed Form, and “Tasman Collateral Charter Assignment” means any of them.

“Tasman Collateral Guarantees” means the guarantee and indemnity granted or to be granted by each of the Tasman Collateral Owners in favour of the Security Agent, in the Agreed Form, and “Tasman Collateral Guarantee” means any one of them.

“Tasman Collateral Managers’ Undertakings” means, in respect of each Tasman Collateral Vessel, a second priority letter of undertaking executed by each Manager in favour of the Security Agent in the terms required by the Agent agreeing certain matters in relation to the Manager serving as the Manager of that Tasman Collateral Vessel, subordinating its rights against that Tasman Collateral Vessel and the relevant Tasman Collateral Owner to the rights of the Finance Parties under any of the Finance Documents and, in the case of Technomar Shipping Inc. (as technical manager), assigning its rights, title and interest in the Insurances, each in favour of the Security Agent, in the Agreed Form, and “Tasman Collateral Managers’ Undertaking” means any one of them.

“Tasman Collateral Mortgages” means, in respect of each Tasman Collateral Vessel, the second priority or, as the case may be, preferred ship mortgage on that Tasman Collateral Vessel (and, if required pursuant to the laws of the flag state of that Vessel, a deed of covenant collateral thereto) over each Tasman Collateral Vessel, each in favour of the Security Agent, in the Agreed Form, and “Tasman Collateral Mortgage” means any one of them.

“Tasman Collateral Owners” means Tasman, Hudson, Drake, Mercator and Barentsz and “Tasman Collateral Owner” means any one of them.

“Tasman Collateral Security Documents” means, together, the Tasman Collateral Guarantees, the Tasman Collateral Mortgages, the Tasman Collateral Assignments, the Tasman Collateral Charter Assignments and the Tasman Collateral Managers’ Undertakings and “Tasman Collateral Security Document” means any one of them.

“Tasman Collateral Vessels” means the Tasman Vessel, the Hudson Vessel, the Drake Vessel, the Mercator Vessel and the Barentsz Vessel and “Tasman Collateral Vessel” means any one of them.

“Tasman Finance Documents” means the Finance Documents (as such term is defined in the Collateral Loan Agreement) entered into, or to be entered into, pursuant to the Collateral Loan Agreement, and “Tasman Finance Document” means any of them.

“Tasman Finance Parties” has the meaning given to the term “Creditor Parties” in the Collateral Loan Agreement.

“Tasman Guarantees” means the guarantee and indemnity granted or to be granted by each Borrower in favour of the Tasman Security Agent, in the Agreed Form, and “Tasman Guarantee” means any one of them.

“Tasman Security Agent” means ABN AMRO Bank N.V. in its capacity as security trustee under the Collateral Loan Agreement.

“Tasman Vessel” means the 2000-built container vessel of 5,468 TEU registered in the ownership of Tasman with IMO No. 9189342 under the Marshall Islands flag with the name “TASMAN”.

“Third Preferred Mortgages” means, in respect of each Borrower’s Vessel, the third preferred or, as the case may be, priority ship mortgage over each Borrower’s Vessel each in favour of the Tasman Security Agent, in the Agreed Form, and “Third Preferred Mortgage” means any one of them.

“Third Priority Assignments” means, in respect of each Borrower’s Vessel, a third priority general assignment of, inter alia, the Insurances, Earnings and Requisition Compensation in respect of the Borrowers’ Vessels in favour of the Tasman Security Agent, in the Agreed Form, and “Third Priority Assignment” means any of them.

“Third Priority Charter Assignments” means in respect of each Borrower’s Vessel, a third priority assignment of each Charter in respect of that Borrower’s Vessel in favour of the Tasman Security Agent, in the Agreed Form, and “Third Priority Charter Assignment” means any of them.

“Third Priority Managers’ Undertakings” means, in respect of each Borrower’s Vessel, a third priority letter of undertaking executed by each Manager in favour of the Tasman Security Agent in the terms required by the Tasman Security Agent agreeing certain matters in relation to the Manager serving as the Manager of that Borrower’s Vessel, subordinating its rights against that Borrower’s Vessel and the relevant Borrower to the rights of the Tasman Finance Parties under any of the Tasman Finance Documents and, in the case of Technomar Shipping Inc. (as technical manager), assigning its rights, title and interest in the Insurances, each in favour of the Tasman Security Agent, in the Agreed Form, and “Third Priority Managers’ Undertaking” means any one of them.

“Third Priority Vessel Security Documents” means, together, the Tasman Guarantees, the Third Preferred Mortgages, the Third Priority Assignments, the Third Priority Charter Assignments and the Third Priority Managers’ Undertakings and “Third Priority Vessel Security Document” means any one of them.

“Vessels” means the Platon Vessel, the Rea Vessel, the Kronos Vessel, the Socrates Vessel, the Collateral Vessel and the Tasman Collateral Vessels and “Vessel” means any one of them.

1.3	Application of construction and interpretation provisions of Loan Agreement

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Agreement as if it were set out in full.

2	AGREEMENT OF THE FINANCE PARTIES

2.1	Agreement of the Finance Parties

The Finance Parties agree, subject to and upon the terms and conditions of this Agreement, to the Borrowers’ request as set out in Recital (C), and to the other amendments of the Loan Agreement and the Finance Documents as set out in Clause 5.

2.2	Borrowers’ agreement and confirmation

Each Borrower agrees and confirms that the Loan Agreement and the Finance Documents to which they are a party shall remain in full force and effect and each Borrower shall remain liable under the Loan Agreement and the Finance Documents to which it is a party for all obligations and liabilities assumed by them thereunder despite the amendments to the Loan Agreement in this Agreement, as if all references in any of the Finance Documents to the Loan Agreement (howsoever described) were references to the Loan Agreement as amended and supplemented by this Agreement.

2.3	Agreement of Finance Parties

The agreement of the Finance Parties contained in Clause 2.1 shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT

3.1	Conditions precedent

The agreement of the Finance Parties contained in Clause 2.1 of this Agreement shall be expressly subject to the condition that the Agent shall have received in form and substance satisfactory to it and its legal advisers, the following documents and evidence on or before the Effective Date:

(a)	Constitutional documents. Copies of the constitutional documents of each of the Tasman Collateral Owners together with such other evidence as the Agent may reasonably require that such party is duly formed in its country of formation and remains in existence with power to enter into, and perform its obligations under this Agreement, the Intercreditor Agreement and the Tasman Collateral Security Documents to which it is or is to become a party including, without limitation, a certificate of formation and/or good standing (as applicable) in respect of each Tasman Collateral Owner;

(b)

Officer’s certificate. A certificate of a duly authorised officer of each Borrower, the Collateral Owner, each Tasman Collateral Owner and the Guarantor certifying that each copy document relating to it specified in sub-Clauses (c) to (e) of this Clause 3.1 is correct, complete and in full force and effect as at a date not later than the date of this Agreement and setting out the names of the directors, officers and members or shareholders (as the case may be) of such Borrower or the Collateral Owner or such Tasman Collateral Owner or the Guarantor (as the case may be) and the proportion of shares held by each member or shareholder (as the case may be);

(c)	Resolutions. Copies of resolutions of the sole member or members of the board of directors (as applicable) of each Borrower, the Collateral Owner, each Tasman Collateral Owner and the Guarantor approving the terms of, and the transactions contemplated by, this Agreement, the Intercreditor Agreement and the Tasman Collateral Security Documents to which it is a party and authorising the execution of this Agreement and such Tasman Collateral Security Documents to which it is a party;

(d)	Shareholders resolutions. Copies of resolutions of the members or shareholders (as the case may be) of each Borrower, the Collateral Owner, each Tasman Collateral Owner and the Guarantor approving the terms of, and the transactions contemplated by, this Agreement, the Intercreditor Agreement and the Tasman Collateral Security Documents to which it is a party and authorising the execution of this Agreement and such Tasman Collateral Security Documents to which it is a party;

(e)	Power of Attorney. A notarised and legalised power of attorney of each Borrower, the Collateral Owner, each Tasman Collateral Owner and the Guarantor under which this Agreement, the Intercreditor Agreement and the Tasman Collateral Security Documents to which it is a party and any documents required pursuant to such Agreement and the Tasman Collateral Security Documents are to be executed by that Borrower, the Collateral Owner, that Tasman Collateral Owner or the Guarantor;

(f)	Certificates of good standing. A certificate of good standing in respect of each Security Party;

(g)	Duly executed originals. A duly executed original of this Agreement, the Intercreditor Agreement and of each of the Tasman Collateral Security Documents (other than the Tasman Collateral Security Documents relevant to the Hudson Vessel, the Barentsz Vessel and the Drake Vessel), duly executed by the parties to it together with all other documents required by any of them;

(h)	Process agent. Evidence that the process agent referred to in clause 23.5 of the Loan Agreement has accepted its appointment as agent for service of process in relation to any proceedings before the English courts in connection with this Agreement, the Intercreditor Agreement and the Tasman Collateral Security Documents;

(i)	“Know your costumer” documents. Such documents and evidence as the Agent shall require in relation to the Tasman Collateral Owners (if any) based on applicable laws and regulations and the Agent’s own internal guidelines, relating to the Agent’s knowledge of its customer;

(j)	Evidence of each Tasman Collateral Owner’s title. Certificates of ownership and encumbrance (or equivalent) in respect of each Tasman Collateral Vessel (other than the Hudson Vessel, the Barentsz Vessel and the Drake Vessel), issued by the Registrar of Ships (or equivalent official) of the flag of the relevant flag state of that Tasman Collateral Vessel confirming that (i) that Tasman Collateral Vessel is permanently registered under that flag in the ownership of the relevant Tasman Collateral Owner, (ii) the relevant Tasman Collateral Mortgage has been registered with second priority against that Tasman Collateral Vessel and (iii) there are no further Encumbrances registered against that Tasman Collateral Vessel (other than a first preferred mortgage granted in favour of the Tasman Security Agent pursuant to the terms and conditions of the Collateral Loan Agreement and a third preferred mortgage granted in favour of the Zeus Lender pursuant to the terms and conditions of the Zeus Loan Agreement);

(k)	Confirmation of class. A Certificate of Confirmation of Class for hull and machinery confirming that that Tasman Collateral Vessel (other than the Hudson Vessel, the Barentsz Vessel and the Drake Vessel) is classed with the highest class applicable to vessels of her type with Lloyd’s Register or such other classification society as may be acceptable to the Agent free of all overdue recommendations;

(l)	Notices. Notices to the insurers notifying them of the registration of the Tasman Collateral Mortgage and the Tasman Collateral Assignment in respect of the relevant Tasman Collateral Vessel (other than the Hudson Vessel, the Barentsz Vessel and the Drake Vessel) and acknowledgment of such notices by such persons;

(m)	Insurance opinion. A favourable opinion from an independent insurance consultant acceptable to the Agent on such matters relating to the insurances for the Tasman Collateral Vessels (other than the Hudson Vessel, the Drake Vessel and the Barentsz Vessel) as the Agent may require; and

(n)	Legal opinions. A legal opinion of the legal advisers to the Agent in each relevant jurisdiction, substantially in the form or forms provided to the Agent prior to signing this Agreement or confirmation satisfactory that such opinion will be given.

3.2	Waiver of conditions precedent

If the Finance Parties, at their discretion, permit that their agreement contained in Clause 2.1 takes effect before certain of the conditions referred to in Clause 3.1 are satisfied, the Borrowers shall ensure that those conditions are satisfied within 10 Business Days of the Effective Date (or such longer period as the Agent may, with the authorisation of the Lenders, specify).

3.3	Conditions subsequent

On or before the Delivery Date of each of the Hudson Vessel, the Drake Vessel and the Barentsz Vessel, the Borrowers shall procure that each Tasman Collateral Owner being the owner thereof shall deliver to the Agent the following documents:

(a)	a duly executed original of each of the Tasman Collateral Mortgages, Tasman Collateral Assignments and Tasman Collateral Managers’ Undertakings relevant to each of the Hudson Vessel, the Drake Vessel and the Barentsz Vessel and of each document to be delivered under each of them;

(b)	documentary evidence showing that:

(i)	each of the Hudson Vessel, the Drake Vessel and the Barentsz Vessel is in the absolute and unencumbered (save for any Encumbrances created pursuant to the Collateral Loan Agreement and the Zeus Loan Agreement) ownership of the Tasman Collateral Owner which is the owner thereof save as contemplated by the Finance Documents;

(ii)	each of the Hudson Vessel, the Drake Vessel and the Barentsz Vessel maintains the highest available class with a first class classification society which is a member of IACS as the Agent may approve free of all overdue recommendations and conditions of such classification society;

(iii)	each of the Tasman Collateral Mortgages relevant to the Hudson Vessel, the Drake Vessel, or as the case may be, Barentsz Vessel has been duly registered against that Tasman Collateral Vessel relevant thereto as a valid second preferred or, as the case may be, priority ship mortgage in accordance with the laws of the Marshall Islands or, as the case may be, Liberia;

(iv)	each of the Hudson Vessel, the Drake Vessel and the Barentsz Vessel is insured in accordance with the provisions of the Collateral Loan Agreement and all requirements therein in respect of insurances have been complied with; and

(v)	documents establishing that each of the Hudson Vessel, the Drake Vessel and the Barentsz Vessel is managed by the Managers on terms acceptable to the Agent together with copies of the Safety Management Certificate and ISSC (together with any other details of the applicable safety management system which the Agent requires) and ISSC;

(c)	favourable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of the Marshall Islands and such other relevant jurisdictions as the Agent may require;

(d)	a favourable opinion from an independent insurance consultant acceptable to the Agent on such matters relating to the insurances for the Hudson Vessel, the Drake Vessel or, as the case may be, the Barentsz Vessel as the Agent may require; and

(e)	such other documents equivalent to those referred to in Clause 3.1 as the Agent may require.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Loan Agreement representations and warranties

The Borrowers represent and warrant to the Agent that the representations and warranties in clause 11 of the Loan Agreement, as further amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO LOAN AGREEMENT

5.1	Specific amendments to Loan Agreement

With effect from the Effective Date, the Loan Agreement shall be, and shall be deemed by this Agreement to be amended as follows:

(a)	by inserting in clause 1.1 thereof (in the applicable alphabetical order) the definitions of “Agreed Form”, “Intercreditor Agreement”, “Tasman Collateral Assignments”, “Tasman Collateral Charter Assignments”, “Tasman Collateral Guarantees”, “Tasman Collateral Managers’ Undertakings”, “Delivery Date”, “Tasman Collateral Mortgages”, “Tasman Collateral Owners”, “Tasman Collateral Vessels”, “Tasman Collateral Security Documents”, “Tasman Finance Documents”, “Tasman Finance Parties”, “Tasman Security Agent”, “Tasman”, “Tasman Vessel”, “Barentsz”, “Barentsz Vessel”, “Drake”, “Drake Vessel”, “Hudson”, “Hudson Vessel”, “Mercator”, “Mercator Vessel”, “Tasman Guarantees”, “Third Priority Assignments”, “Third Priority Charter Assignments”, “Third Preferred Mortgages”, “Third Priority Managers’ Undertakings”, and “Third Priority Vessel Security Documents” set out in Clause 1.2 of this Agreement;

(b)	by amending the references to the “Collateral Owner” and the “Collateral Vessel” in the definitions of “Charterer”, “Earnings”, “Management Agreements”, “Managers”, “Requisition Compensation” and “Total Loss” in clause 1.1 thereof to include reference also to the Tasman Collateral Owners and their respective Tasman Collateral Vessels (as the context may require) and all clauses in the Loan Agreement referring to such definitions to be made applicable to the Tasman Collateral Owners and the Tasman Collateral Vessels (as the context may require);

(c)	by deleting the definition of “Collateral Vessel” in clause 1.1 thereof and replacing it with the following definition:

““Collateral Vessel” means the 2007-built Panamax container vessel of 5,100 TEU registered in the ownership of the Collateral Owner with IMO No. 9318113 under the flag of the Republic of Panama with the name “ORCA I” and everything now or in the future belonging to her on board and ashore.”

(d)	by amending the definition of “Finance Documents” in clause 1.1 thereof to include the Intercreditor Agreement;

(e)	by amending the definition of “Security Documents” in clause 1.1 thereof to include the Tasman Collateral Security Documents and including reference to each of the Tasman Collateral Security Documents in clause 10.1 thereof;

(f)	by deleting the definition of “Charters” in clause 1.1 thereof and replacing it with the following definition:

““Charters” means, in relation to each Vessel, any time charters or other contracts of employment in respect of that Vessel entered or to be entered into between the relevant Borrower or the Collateral Owner or the relevant Tasman Collateral Owner and a Charterer for a period of duration in excess of twenty four (24) months, in the case of a Borrower’s Vessel or the Collateral Vessel, and of at least twelve (12) months, in the case of a Tasman Collateral Vessel, on the terms and subject to the conditions on which that Borrower, the Collateral Owner or that Tasman Collateral Owner will charter that Vessel to the relevant Charterer, and “Charter” means each one of them.”;

(g)	by deleting the definition of “Collateral Loan Agreement” in clause 1.1 thereof and replacing it with the following definition:

““Collateral Loan Agreement” means the loan agreement dated 17 December 2014 (as amended and restated by an amending and restating agreement dated 24 April 2015 and as the same may be further amended, supplemented, restated and/or novated from time to time) and made between (i) the Tasman Collateral Owners as joint and several borrowers, (ii) the banks and financial institutions listed in schedule 1 thereto as lenders, (iii) ABN AMRO Bank N.V. as agent, arranger and swap bank and (iv) the Tasman Security Agent in respect of a loan facility of (originally) up to $62,500,000 secured on (inter alia) the Tasman Collateral Vessels upon the terms and conditions therein contained.”;

(h)	by deleting the definition of “Security Parties” in clause 1.1 thereof and replacing it with the following definition:

““Security Parties” means, together, the Borrowers, the Guarantor, the Pledgor, the Managers, the Collateral Owner, the Tasman Collateral Owners and any other person who may at any time during the Facility Period be liable for, or provide security for, all or part of the Indebtedness, and ‘Security Party’ means any one of them.”;

(i)	by adding the definition of “Second Supplemental Agreement” in clause 1.1 thereof as follows:

““Second Supplemental Agreement” means the supplemental agreement dated 24 April 2015 entered into between (i) the Borrowers, (ii) the Guarantor, (iii) the Lenders, (iv) the Security Agent and (v) the Agent setting out the terms and conditions upon which this Agreement and certain other Finance Documents have been amended and/or supplemented.”;

(j)	by deleting the definition of “Vessels” in clause 1.1 thereof and replacing it with the following definition:

““Vessels” means, together, the Platon Vessel, the Rea Vessel, the Kronos Vessel, the Socrates Vessel, the Collateral Vessel and the Tasman Collateral Vessels and “Vessel” means any one of them.”;

(k)	by deleting clause 10.11 thereof and replacing it as follows:

“10.11 General application of moneys Each Borrower, subject to Clause 10.12 (Application of moneys on mandatory prepayment), irrevocably authorises the Agent and the Security Agent and shall procure that (a) the Collateral Owner shall (where relevant) irrevocably authorise the Agent and the Security Agent (subject to the prior rights of ABN AMRO Bank N.V. as lender under the Zeus Loan Agreement) and (b) the Tasman Collateral Owners shall (where relevant) irrevocably authorise the Agent and the Security Agent (subject to the prior rights of the Tasman Finance Parties under the Collateral Loan Agreement) to apply all sums which either of them may receive:

10.11.1	pursuant to a sale or other disposition of its Vessel (other than a Tasman Collateral Vessel) or any right, title or interest in its Vessel (other than a Tasman Collateral Vessel); or

10.11.2	by way of payment of any sum in respect of the Insurances, Earnings, Charters, Requisition Compensation or, as the case may be, Initial Charter of its Vessel; or

10.11.3	by way of transfer of any sum from either of the Accounts; or

10.11.4	otherwise arising under or in connection with any Security Document,

in or towards satisfaction, or by way of retention on account, of the Indebtedness, firstly in or towards payment of expenses and all sums other than principal or interest which may be due to the Lenders under the Finance Documents, secondly in or towards payment of any default interest, thirdly in or towards payment of any arrears of interest due in respect of the Loan and fourthly in or towards repayment of the Loan.”;

(l)	by construing clause 8 (Indemnities), 12.1.4, 12.4.1, 12.4.3, 12.4.5, 12.4.6, 12.4.7, 12.4.8, 12.4.9 (in relation to any Charter) and 12.4.10 thereof and references to the “Borrower” or a “Borrower’s Vessel” (and all other relevant definitions as the context may require) in such clauses to extend also to include reference to the “Collateral Owner” and the “Tasman Collateral Owners” and the “Collateral Vessel” and the “Tasman Collateral Vessels” respectively (and all other relevant definitions as the context may require);

(m)	by construing the procurement obligation of the Borrower in respect of the “Guarantor” in clauses 12.3.6 (Merger), 12.3.13 (No dividends) and 12.3.17 (No change in ownership or control) thereof to extend also to include reference to the “Collateral Owner” and each of the “Tasman Collateral Owners”;

(n)	by including the words “or of the Collateral Owner or of a Tasman Collateral Owner” after all references to “or the Guarantor” in clause 13.1.8 (Change in ownership or control of a Borrower or the Guarantor) thereof;

(o)	by including the words “or a Tasman Collateral Mortgage” after all references to “or the Collateral Mortgage” in clause 13.1.16 (Challenge to registration);

(p)	by including the words “or a Tasman Collateral Owner” and “or a Tasman Collateral Guarantee” after the words “the Collateral Owner” and “the Collateral Guarantee” respectively in clause 13.1.18 (Notice of termination) thereof;

(q)	by adding two additional sub-clauses in clause 13.1 which shall read as follows:

“13.1.23 Default under the Collateral Loan Agreement Any Tasman Collateral Owner fails to pay when due any sum representing principal or interest payable under the Collateral Loan Agreement.

13.1.24 Tasman Collateral Security Documents Hudson and/or Barentsz and/or Drake fails to execute (and if required register) on the Delivery Date the Tasman Collateral Security Documents relevant to the Tasman Collateral Vessel to be owned by it together with all other documents referred to in clause 3.3 of the Second Supplemental Agreement.”;

(r)	by adding at the end of clause 12.3.5 thereof the words “and under the Third Priority Vessel Security Documents”;

(s)	by adding in clause 12.3.11 thereof after “and/or under the Second Priority Vessel Security Documents” the words “and/or under the Third Priority Vessel Security Documents”;

(t)	by adding at the end of clause 12.3.12 thereof the words “and the Third Priority Vessel Security Documents”; and

(u)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement.

5.2	Amendments to the Finance Documents

With effect on and from the Effective Date, the Finance Documents (other than the Loan Agreement) shall be, and shall be deemed by this Agreement to be amended as follows:

(a)	by construing references throughout each of the Finance Documents to “this Agreement” or the “Loan Agreement” (howsoever defined) to the Loan Agreement as amended and supplemented by this Agreement; and

(b)	by amending the definition of any term defined in any of the Finance Documents, to the extent necessary, to reflect the amendments to the Loan Agreement made in this Agreement.

5.3	Documents to remain in full force and effect

The Loan Agreement and all other Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Loan Agreement and the Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	FURTHER ASSURANCES

6.1	Borrowers’ obligation to execute further documents etc

The Borrowers shall and shall procure that each of the Security Parties shall:

(a)	execute and deliver to the Security Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Security Agent may, in any particular case, specify;

(b)	effect any registration or notarisation, give any notice or take any other step;

which the Security Agent may, by notice to such Security Party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances

Those purposes are:

(a)	validly and effectively to create any Encumbrance or right of any kind which the Security Agent intended to be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

6.3	Terms of further assurances

The Security Agent may specify the terms of any document to be executed by any Security Party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Security Agent consider appropriate to protect the interests of the Finance Parties.

6.4	Obligation to comply with notice

The relevant Security Party shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Additional corporate action

At the same time as any Security Party delivers to the Security Agent any document executed under Clause 6.1(a), the Borrowers shall procure that that Security Party shall also deliver to the Agent such evidence as the Agent may require in relation to the due authorisation and execution by that Security Party of such documentation.

7	EXPENSES

7.1	Indemnities and Fees

The provisions of clause 8 (Indemnities) and clause 9 (Fees) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	NOTICES

The provisions of clause 18 (Notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	MISCELLANEOUS

9.1	Counterparts

This Agreement may be executed in any number of counterparts.

9.2	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10	LAW AND JURISDICTION

10.1	Governing law

This Agreement and any non-contractual obligations arising in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Loan Agreement provisions

The provisions of clause 23 (Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

This Second Supplemental Agreement has been duly executed and delivered as a Deed on the date stated at the beginning of this Agreement.

EXECUTION PAGE

BORROWERS

EXECUTED as a DEED	)
by PLATON MARINE LLC	)
acting by Dimitrios Tsiaklagkanos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Dimitrios Tsiaklagkanos

/s/ Eirini Portokalaki
Eirini Portokalaki
Attorney-at-law
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

EXECUTED as a DEED	)
by KRONOS MARINE LLC	)
acting by Dimitrios Tsiaklagkanos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Dimitrios Tsiaklagkanos

/s/ Eirini Portokalaki
Eirini Portokalaki
Attorney-at-law
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

EXECUTED as a DEED	)
by SOCRATES MARINE LLC	)
acting by Dimitrios Tsiaklagkanos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Dimitrios Tsiaklagkanos

/s/ Eirini Portokalaki
Eirini Portokalaki
Attorney-at-law
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

EXECUTED as a DEED	)
by REA MARINE LLC	)
acting by Dimitrios Tsiaklagkanos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Dimitrios Tsiaklagkanos

/s/ Eirini Portokalaki
Eirini Portokalaki
Attorney-at-law

Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

THE GUARANTOR

EXECUTED as a DEED	)
by POSEIDON CONTAINERS	)
HOLDINGS LLC	)
acting by Dimitrios Tsiaklagkanos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Dimitrios Tsiaklagkanos

/s/ Eirini Portokalaki
Eirini Portokalaki
Attorney-at-law
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

FINANCE PARTIES

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by Vassiliki Georgopoulos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Vassiliki Georgopoulos

/s/ Eirini Portokalaki
Eirini Portokalaki
Attorney-at-law
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by Vassiliki Georgopoulos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Vassiliki Georgopoulos

/s/ Eirini Portokalaki
Eirini Portokalaki
Attorney-at-law
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

SECURITY AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by Vassiliki Georgopoulos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Vassiliki Georgopoulos

/s/ Eirini Portokalaki
Eirini Portokalaki
Attorney-at-law
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

SCHEDULE 1

LENDERS

Lenders	Lending Office

ABN AMRO BANK N.V.	Coolsingel 93 3012 AE Rotterdam The Netherlands

SCHEDULE 2

FORM OF EFFECTIVE DATE NOTICE

To:	PLATON MARINE LLC

REA MARINE LLC

KRONOS MARINE LLC

SOCRATES MARINE LLC

c/o 3-5 Menandrou Street

145 61 Kifisia

Athens, Greece

Fax: +30 210 8084224

Attn: Legal Department

[●] 2015

Dear Sirs

We refer to the second supplemental agreement (the “Second Supplemental Agreement”) dated [●] April 2015 made between (i) yourselves as Borrowers, (ii) POSEIDON CONTAINERS HOLDINGS LLC as Guarantor, (iii) the banks and financial institutions listed in Schedule 1 thereof as Lenders and (iv) ourselves, as Agent and Security Agent.

Words and expressions defined in the Supplemental Agreement shall have the same meaning when used in this letter.

We write to confirm that the conditions precedent in Clause 3.1 of the Second Supplemental Agreement have been fulfilled and that accordingly the Effective Date is [●] 2015.

Yours faithfully

for and on behalf of

ABN AMRO BANK N.V.

COUNTERSIGNED this 24th day of April 2015 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this second supplemental agreement, that it agrees in all respects to the same and that the Security Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement and the Finance Documents (each as amended and supplemented by this second supplemental agreement).

MANAGERS

/s/ Georgios Giouroukos
Georgios Giouroukos
for and on behalf of
TECHNOMAR SHIPPING INC.

/s/ Dimitrios Tsiaklagkanos
Dimitrios Tsiaklagkanos
Sole Director for and on behalf of
CONCHART COMMERCIAL INC.

COLLATERAL OWNER

/s/ Dimitrios Tsiaklagkanos
Dimitrios Tsiaklagkanos
Attorney in fact for and on behalf of
ZEUS ONE MARINE LLC